
Abraxas Caprito 98 #201H; Ward Cty., TX

Abraxas Petroleum Corporation

August 2018

Forward-Looking Statements

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.

Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Oil and Gas Reserves. The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as total potential, de-risked, and EUR (expected ultimate recovery), that the SEC's guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized.

Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation.

Initial production, or IP, rates, for both our wells and for those wells that are located near our properties, are limited data points in each well's productive history. These rates are sometimes actual rates and sometimes extrapolated or normalized rates. As such, the rates for a particular well may change as additional data becomes available. Peak production rates are not necessarily indicative or predictive of future production rates, expected ultimate recovery, or EUR, or economic rates of return from such wells and should not be relied upon for such purpose. Equally, the way we calculate and report peak IP rates and the methodologies employed by others may not be consistent, and thus the values reported may not be directly and meaningfully comparable. Lateral lengths described are indicative only. Actual completed lateral lengths depend on various considerations such as lease-line offsets. Standard length laterals, sometimes referred to as 5,000 foot laterals, are laterals with completed length generally between 4,000 feet and 5,500 feet. Mid-length laterals, sometimes referred to as 7,500 foot laterals, are laterals with completed length generally between 6,500 feet and 8,000 feet. Long laterals, sometimes referred to as 10,000 foot laterals, are laterals with completed length generally longer than 8,000 feet.

Corporate Profile

ABRAXAS

NASDAQ: AXAS

Headquarters	San Antonio	EV/BOE[1,3]	$7.55
Shares outstanding[1]	166.7 mm	Proved Reserves[4]	61.6 mmboe
Market cap[1]	$378.4 mm	NBV Non-Oil & Gas Assets[5]	$20.8 mm
Net debt[2]	$112 mm	Production[6]	8,188 boepd
2018E CAPEX	$140 mm	PV-10[7]	$557.6

(1) *Shares outstanding as of June 30, 2018. Market cap using share price as of August 22, 2018.*
(2) *Total net debt including RBL facility and building mortgage less estimated cash as of June 30, 2018.*
(3) *Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of June 30, 2018, but does not include building mortgage. Includes RBL facility and building mortgage less cash as of June 30, 2018.*
(4) *Internally estimated Proved reserves as of June 30, 2018.*
(5) *Net book value of other assets as of June 30, 2018.*
(6) *Average production for the quarter ended June 30, 2018.*
(7) *PV-10 calculated using SEC pricing of $57.50/bbl of oil and $2.90/mcf of natural gas.*

2018 Operating and Financial Guidance

2018 Capex Budget Allocation

Area	Capital ($MM)	% of Total	Gross Wells	Net Wells
Permian - Delaware	$71.2	50.9%	12.0	9.0
Bakken/Three Forks	33.8	24.1%	10.0	4.7
Acquisitions/Facilities/Other	35.0	25.0%	0.0	0.0
Total	**$140.0**	**100%**	**22.0**	**13.7**

2018 Operating Guidance

Operating Costs	Low Case	High Case
LOE ($/BOE)	$4.00	$6.00
Production Tax (% Rev)	8.0%	9.0%
Cash G&A ($mm)	$8.5	$12.5
Production (boepd)	10,000	12,000



Daily Production vs Yearly CAPEX (1)
12,000
10,000
8,000
6,000
4,000
2,000
0
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2013A
2014A
2015A
2016A
2017A
2018E (2)



2018 Expected Production Mix
12%
22%
66%
Oil
Gas
NGL

(1) Yearly CAPEX for each year ending December 31, 2013, 2014, 2015, 2016 and 2017. 2018 based on midpoint of management guidance.
(2) Average estimated production for 2018 based on the midpoint of management guidance.

The Abraxas Advantage

ABRAXAS

- **Capital Structure Benefit**
  - RBL represents only meaningful form of leverage, no other balance sheet dilutives
  - Lead underwriter has recently requested increase to $200MM
  - Provides ample liquidity to carry out current development plan and operate within cash flow
- **Basin / Geologic Benefit**
  - Core acreage positions in the Bakken and WTX (Delaware Basin)
  - ~70% of current volumes not exposed to WTX differentials
  - Deep inventory of high quality locations in WTX providing 15 years of development with 2 rigs [1]
- **Royalty / Leasehold Benefit**
  - Legacy high value acreage with favorable NRI's
  - Recent Permian and Bakken precedent M&A transactions carry a 25% royalty burden (75% Effective NRI)
  - AXAS Bakken Effective NRI's average ~82.5%, WTX ~80% providing meaningful minerals optionality
- **Commodity Benefit**
  - 64% of production from black oil, 80% from liquids
  - Imbedded hedge against current and forecasted depressed natural gas prices
- **Infrastructure Benefit**
  - Expanding network of in-field SWD's, frac-ponds, gathering and other infrastructure in place
  - Company owned & operated Ravin #1 Drilling Rig well suited and targeted for future WTX development
  - Provides significant infrastructure optionality

(1) Assumes 1,320' spacing per 640 acre DSU

Asset Base Overview

Delaware Basin

Permian Basin – Wolfcamp & Bone Spring


Winkler
Ward
LEASEHOLD OPERATORS
ABRAXAS PET.
APACHE CORP.
ARRINGTON O&G
CALLON
CHEVRON
DEVON ENERGY
DIAMONDBACK
EXXON/XTO
FELIX ENERGY
OASIS PETROLEUM
HALCON
JAGGED PEAK ENERGY
MEWBOURNE
OXY
RKI
SHELL
SUNDOWN ENERGY
HBP LEGACY PROD.

Map Source: Investor presentations, Drilling Info and management estimates.

Delaware Basin Inventory

- Abraxas has identified 361 potential drilling locations assuming 1,320' (160-acre spacing), and 730 potential locations assuming 660' (80-acre) spacing per 1 mile DSU across our leasehold [1]
- Approximately 32% of these locations could be combined in the future for long lateral development should conditions warrant
- Abraxas believes this location count is conservative as no locations have been assigned to benches that AXAS has not commercially proven

Formation	1 Mile	Wells Drilled	# Locations 1320' Spacing	# Locations 660' Spacing
Brushy Canyon	⊕ ⊕ ⊕			
Avalon	⊕ ⊕ ⊕			
2nd Bone Spring Shale	⊕ ⊕ ⊕			
3rd Bone Spring Shale	⊕ ⊕ ⊕ ⊕	1	69	138
3rd Bone Spring Sand	⊕ ⊕ ⊕ ⊕	2	62	124
Wolfcamp A1	⊕ ⊕ ⊕ ⊕	6	68	140
Wolfcamp A2	⊕ ⊕ ⊕ ⊕	6	55	115
Wolfcamp B	⊕ ⊕ ⊕	1	70	141
Wolfcamp C	⊕ ⊕ ⊕		37	72
Barnett	⊕ ⊕			
Woodford	⊕ ⊕			
	** Note: Illustration represents wells drilled on 1320' spacing — Totals	16	361	730

DRILLED / PROVEN
ACTIVE APPRAISAL
UNQUANTIFIED UPSIDE


Winkler
Ward
Abraxas Operated Acreage
Abraxas Non-Operated Acreage

(1) Totals include 33 non-operated locations on 1,320' (160-acre) spacing, and 68 non-operated locations on 660' (80-acre) spacing

Evolution in the Delaware Basin – "Brick by Brick"

ABRAXAS

2012	2015	Current


Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos
Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos
Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos

Recent WTX M&A relative to AXAS leasehold


A&D Market Update | Delaware A&D Transactions Heat Map(1)
Chaves
Gaines
Dawson
Eddy
Lea
Otero
Martin
Delaware Basin
CONCHO / RSP
$108K / Acre
$1.7MM / Location
OAS / FORGE
$46K / Acre
$1.6MM / Location
BP / BHP
$85K / Acre
$1.8MM / Location
Loving
Winkler
Ector
Midland
ABRAXAS
FANG / ENERGEN
$51K / Acre
$1.5MM / Location
Crane
Upton
HALCON / BTA
$28K / Acre
$2.8MM / Location
Crockett
CALLON / CIMAREX
$20K / Acre
$1.4MM / Location
Jeff Davis
$K/Acre
LTM
<$2.5
$2.5 – 10
$10 – 20
$20 – 30
$30 – 50
>$50
DETRING
ENERGY ADVISORS

Delaware Basin

Caprito Development



Section 99
West
South 1/2
North 1/2
330' Hardline
330' Hardline
330' Hardline
330' Hardline
3rd Bone Spring
Wolfcamp A1
Wolfcamp A2
Wolfcamp B
330'
660'
1320'
150'
150'
150'
Lease Line
Mid Section Lease Line
Lease Line
1 mile
= Original 14 wells
= Existing well
= Additional 14 wells w/660' down spacing



97
78
83
98
3
79
82
99
2
80
81
100
27
ABRAXAS
DELAWARE BASIN
WARD COUNTY, TX

Delaware Basin

Caprito 99-202H & 211H, Wolfcamp A1

Wolfcamp A1: Type Curve Assumptions

Abraxas EOY17 Assumptions

- *680 MBOE gross type curve*
  - *77% Oil*
  - *Initial rate: 860 boepd*
  - *di: 95.0%*
  - *dm: 7.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*

Wolfcamp A1: ROR vs WTI




CAPRITO 99-202H & 211H – WC A1
211H-PURPLE; 202H-GOLD; TYPE-BLACK;
LEGACY AVERAGE - GRAY
BOEPD
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180

Delaware Basin

Caprito 99-301H & 311H, Wolfcamp A2

Wolfcamp A2: Type Curve Assumptions

Abraxas EOY17 Assumptions

- *650 MBOE gross type curve*
  - *82% Oil*
  - *Initial rate: 650 boepd*
  - *di: 95.0%*
  - *dm: 7.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*

Wolfcamp A2: ROR vs WTI



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
$45
$50
$55
$60
$65
$70
$75



CAPRITO 99-301H & 311H – WC A2
301H-PURPLE; 311H-GOLD; TYPE-BLACK;
LEGACY AVERAGE - GRAY
BOEPD
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180

Delaware Basin

Caprito 82-101H, 3RD Bone Spring

ABRAXAS

3RD Bone Spring: Type Curve Assumptions

Abraxas EOY17 Assumptions

- *660 MBOE gross type curve*
  - *84% Oil*
  - *Initial rate: 1100 boepd*
  - *di: 99.9%*
  - *dm: 6.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*

3RD Bone Spring: ROR vs WTI



70
60
50
40
30
20
10
0
$40
$45
$50
$55
$60
$65
$70



CAPRITO 82-101H – 3RD BS
101H-PURPLE; TYPE-BLACK;
BOEPD
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
200
220
240

Delaware Basin

Caprito 83-404H, Wolfcamp B

Wolfcamp B: Type Curve Assumptions

Abraxas EOY17 Assumptions

- *535 MBOE gross type curve*
  - *85% Oil*
  - *Initial rate: 580 boepd*
  - *di: 95.0%*
  - *dm: 7.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*

Wolfcamp B: ROR vs WTI



70
60
50
40
30
20
10
0
ROR (%)
$40
$45
$50
$55
$60
$65
$70
WTI ($/BBL)



CAPRITO 83-404H – WC B
404H-PURPLE; TYPE-BLACK;
BOEPD
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
200
220
240
260
280
300

Bakken / Three Forks

ABRAXAS


150N 97W
149N 97W
149N 9
NORTH FORK/Pershing
Middle Bakken Proposed
Three Forks Proposed
Middle Bakken Drilled
Three Forks Drilled
XTO/ EXXON
Burlington
Continental
SM

---

(1) The 30-day average rates represent the highest 30 days of production and do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

Yellowstone - Middle Bakken

North Fork Field

Middle Bakken: Type Curve Assumptions

Abraxas EOY17 Assumptions

- *845 MBOE gross type curve*
  - *76% Oil*
  - *Initial rate: 1120 boepd*
  - *di: 98.5%*
  - *dm: 8.0%*
  - *b-factor: 1.5*
- *Assumed CWC: $7.0 million*

Middle Bakken: ROR vs WTI



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)



YELLOWSTONE 5H & 7H - MIDDLE BAKKEN
5H-PURPLE; 7H-GOLD; TYPE-BLACK;
GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
BOEPD
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
0
20
40
60
80
100
120
140
160
180

Yellowstone - Three Forks

North Fork Field

ABRAXAS

Three Forks: Type Curve Assumptions

Abraxas EOY17 Assumptions
- 723 MBOE gross type curve
  - 73% Oil
  - Initial rate: 1050 boepd
  - di: 98.5%
  - dm: 8.0%
  - b-factor: 1.5
- Assumed CWC: $7.0 million

Three Forks: ROR vs WTI


100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/bbl)


YELLOWSTONE 6H – THREE FORKS
6H-PURPLE; TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
BOEPD
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
20
40
60
80
100
120
140
160
180

Lillibridge - Middle Bakken

Pershing Field

Middle Bakken: Type Curve Assumptions

Abraxas EOY17 Assumptions

- *845 MBOE gross type curve*
  - *76% Oil*
  - *Initial rate: 1120 boepd*
  - *di: 98.5%*
  - *dm: 8.0%*
  - *b-factor: 1.5*
- *Assumed CWC: $7.0 million*

Middle Bakken: ROR vs WTI



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)



LILLIBRIDGE 10H & 12H - MIDDLE BAKKEN
10H-PURPLE; 12H-GOLD; TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
BOEPD
1800
1600
1400
1200
1000
800
600
400
200
0
0
20
40
60
80
100
120
140
160
180

Lillibridge - Three Forks

Pershing Field

Three Forks: Type Curve Assumptions

Abraxas EOY17 Assumptions

- 723 MBOE gross type curve
  - 73% Oil
  - Initial rate: 1050 boepd
  - di: 98.5%
  - dm: 8.0%
  - b-factor: 1.5
- Assumed CWC: $7.0 million

Three Forks: ROR vs WTI



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/Bbl)



LILLIBRIDGE 9H & 11H – THREE FORKS
9H-GOLD; 11H-PURPLE; TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
BOEPD
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
0
20
40
60
80
100
120
140
160
180

Oil and Gas Marketing & Takeaway

	Delaware Basin	Bakken/Three Forks
Oil Marketing and Takeaway	**Caprito Area:** • Caprito oil production on pipe in May/June 2018 • Agreement with third party on long term contract • Rate of $0.65/bbl to Wink • Wink trades at a slight discount to Midland • Abraxas will likely add other units to the third party system as development progresses across the Company's Ward and Winkler County assets	**North Fork/Pershing Area:** • All oil production on pipe • Agreement with third parties on long term contract • Locked discount (including all tariff) of $4.70-$5.10 off NYMEX through March 2019 • Do not anticipate any issues with takeaway
Gas Marketing and Takeaway	**Delaware Basin:** • Majority of acreage dedicated on long term contract • Contract pays 100% of residue gas and 100% of NGLs with deductions for compression, gathering and processing • Majority sells/prices at Waha • Third party controls numerous processing facilities with an additional facility online in 4Q2018 • Third party has adequate capacity from Waha to Katy • Multiple sales outlets with ample capacity expected • Operational downtime improving	**North Fork/Pershing Area:** • Dedicated to third party on long term contract • $2.50+ operating cost minimum margin per Mcfe (Abraxas cannot receive a negative price) • Anticipate continued gas takeaway issues until third party expands compression in late 2018 • Additional takeaway issues likely until third party completes a plant expansion in late 2019 • Additional midstream options expanding into the area
Hedging	Abraxas has hedged basis in the past (as late as 2017) and will continue to hedge basis in the future when advantageous	Difficult from a liquidity and contract standpoint to hedge basis in the area

Abraxas Hedging Profile

ABRAXAS

	2018 (1)	2019	2020
Oil Swaps (bbls/day)	4,238	2,800	2,200
NYMEX (2)	$53.70	$55.66	$54.34

(1) 2018 daily volumes indicated for July – December 2018.
(2) Straight line average price. Includes 3,984 Bopd and 1,200 Bopd of WIT swaps in 2018 and 2019, respectively. Includes 500 Bopd and 1,000 Bopd of LLS swaps in 2018 and 2019, respectively.

Appendix



Adjusted EBITDA Reconciliation

ABRAXAS

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)	Year End	
	2016	**2017**
Net (loss) income	($96,378)	$16,006
Net interest expense	$3,827	$2,496
Depreciation, depletion and amortization	$24,431	$26,226
Amortization of deferred financing fees	$1,019	$423
Stock-based compensation	$3,194	$3,238
Impairment	$67,626	$0
Unrealized (gain) loss on derivative contracts	$19,818	$4,299
Realized (gain) loss on monetized derivative contracts	$14,370	$0
Expenses incurred with offerings and execution of loan agreement	$1,747	$4,856
Other non-cash items	$494	$451
Bank EBITDA	$40,149	$57,994
Credit facility borrowings	$93,250	$84,250
Debt/Bank EBITDA	2.32x	1.45x

TTM Adjusted EBITDA Reconciliation

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)	30-Sep-17	31-Dec-17	31-Mar-18	30-Jun-18	TTM
Net (loss) income	($770)	($4,109)	$10,779	($10,554)	($4,654)
Net interest expense	753	959	1,198	1,493	4,404
Depreciation, depletion and amortization	7,878	8,560	10,130	8,705	35,273
Amortization of deferred financing fees	100	69	96	111	376
Stock-based compensation	750	739	586	879	2,955
Impairment	0	0	0	0	0
Unrealized (gain) loss on derivative contracts	6,873	11,258	4,094	13,705	35,930
Realized (gain) loss on monetized derivative contracts	0	0	0	0	0
Expenses incurred with offerings and execution of loan agreement	199	164	202	0	565
Other non-cash items	113	113	130	134	491
Bank EBITDA	$15,896	$17,753	$27,216	$14,473	$75,339
Credit facility borrowings					$104,250
Debt/Bank EBITDA					1.38x

Standardized Measure Reconciliation

PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.
The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2017:

Total Proved	**31-Dec-17**
	($000)
Future cash inflows	$2,035,619
Future production costs	(609,921)
Future development costs	(461,619)
Future income tax expense	(83,915)
Present Worth at 10 Percent	$880,164
Discount	(474,423)
Standardized measure of discounted future net cash flows	$405,741